Net finance expense	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Net finance expense
Net finance expense
Recognized in profit or loss

(in thousands of USD)	2018	2017	2016
Interest income	4,106	655	217
Foreign exchange gains	10,917	6,611	6,638
Finance income	15,023	7,266	6,855

Interest expense on financial liabilities measured at amortized cost	(67,956)	(38,391)	(39,007)
Fair value adjustment on interest rate swaps	(2,790)	—	—
Other financial charges	(6,802)	(5,819)	(4,577)
Foreign exchange losses	(11,864)	(6,519)	(8,111)
Finance expense	(89,412)	(50,729)	(51,695)

Net finance expense recognized in profit or loss	(74,389)	(43,463)	(44,840)

Interest income, which mainly consists of interest income from bank deposits, increased due to the merger with Gener8 Maritime Inc. and due to an increase in deposit rates.
Interest expense on financial liabilities measured at amortized cost increased during the year ended December 31, 2018, compared to 2017. This increase was attributable to the interest on the senior unsecured bond of USD 150 million which was issued on May 31, 2017 and an increase in the average outstanding debt during the year as a result of the new credit facilities entered into 2018 (see Note 15) and credit facilities in relation to the merger with Gener8 Maritime Inc. combined with increased interest rates.
Fair value adjustment on interest rate swaps are interest rate swaps which were acquired in the Gener8 Maritime Inc. deal and of which the fair value at acquisition is amortized over the remaining duration of the swap via the fair value adjustment of interest rate swaps (see Note 13).
Other financial charges increased in 2018 compared to 2017, which was primarily attributable to commitment fees paid for available credit lines, of which the total availability increased in 2018.
The above finance income and expenses include the following in respect of assets (liabilities) not recognized at fair value through profit or loss:

	2018	2017	2016
Total interest income on financial assets	4,106	655	217
Total interest expense on financial liabilities	(67,956)	(38,391)	(39,007)
Total other financial charges	(6,802)	(5,819)	(4,577)

Recognized directly in equity

(in thousands of USD)	2018	2017	2016
Foreign currency translation differences for foreign operations	(157)	448	170
Cash flow hedges - effective portion of changes in fair value	(2,698)	—	—
Net finance expense recognized directly in equity	(2,855)	448	170
Attributable to:
Owners of the Company	(2,855)	448	170
Net finance expense recognized directly in equity	(2,855)	448	170
Recognized in:
Translation reserve	(157)	448	170
Hedging reserve	(2,698)	—	—